UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2023

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.	Unregistered Sales of Equity Securities.

Third Placement of Senior Preferred Stock

As previously disclosed, Venus Concept Inc. (the “Company”) entered into a Stock Purchase Agreement, dated May 15, 2023, as amended on July 6, 2023 (the “Stock Purchase Agreement”), with EW Healthcare Partners, L.P. and EW Healthcare Partners-A, L.P. (collectively, the “Investors”). Under the Stock Purchase Agreement, the Company may issue and sell to the Investors up to $9,000,000 in shares of newly-created senior convertible preferred stock, par value $0.0001 per share (the “Senior Preferred Stock”), in multiple tranches from time to time until December 31, 2025, subject to a minimum aggregate purchase amount of $500,000 in each tranche (the “Private Placement”). The initial sale in the Private Placement occurred on May 15, 2023, under which the Company sold to the Investors an aggregate of 280,899 shares of Senior Preferred Stock for an aggregate purchase price of $2,000,000. The second sale in the Private Placement occurred on July 12, 2023, under which the Company sold to the Investors an aggregate of 500,000 shares of Senior Preferred Stock for an aggregate purchase price of $2,000,000.

On September 8, 2023, the Company and the Investors consummated the third sale in the Private Placement, under which the Company sold the Investors an aggregate of 292,398 shares of Senior Preferred Stock for an aggregate purchase price of $1,000,000 (the “Third Placement”). The Third Placement was consummated in reliance on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Registration D, promulgated by the Securities and Exchange Commission, as well as similar exemptions under applicable state laws. The Company expects to use the proceeds of the Third Placement, after the payment of transaction expenses, for general working capital purposes.

For additional information regarding the Private Placement, including the terms of the Senior Preferred Stock, please see the Current Reports on Form 8-K, including the exhibits thereto, filed by the Company with the Securities and Exchange Commission on May 15, 2023, June 26, 2023 and July 12, 2023.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: September 8, 2023	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer